Lord Abbett
Quarterly Portfolio Holdings Report

Lord Abbett
Municipal Opportunities Fund

For the period ended December 31, 2024

Schedule of Investments (unaudited)

December 31, 2024

Investments	Interest Rate	Maturity Date	Credit Rating: S&P or Moody’s		Principal Amount	Fair Value
LONG-TERM INVESTMENTS 104.32%

CORPORATE BONDS 2.29%

Health Care Services 2.29%
Care New England Health System (cost $195,918)	5.50%	9/1/2026			$200,000	$196,500

MUNICIPAL BONDS 102.03%

Corporate-Backed 10.76%
Arkansas Development Finance Authority–Hybar LLC AMT†	7.375%	7/1/2048	NR		200,000	221,761
New York Liberty Development Corp.–3 World Trade Center LLC†	7.25%	11/15/2044	NR		300,000	300,348
Ohio Air Quality Development Authority–AMG Vanadium LLC AMT†	5.00%	7/1/2049	B3		250,000	233,288
Public Finance Authority–Sky Harbour Capital LLC Obligated Group WI AMT	4.25%	7/1/2054	NR		200,000	168,553
Total						923,950

Education 7.81%
Chester County Health & Education Facilities Authority–Immaculata University PA	4.25%	11/1/2032	BB-	(a)	135,000	119,469
Cleveland-Cuyahoga County Port Authority OH†	5.875%	1/1/2049	NR		300,000	293,769
Illinois Finance Authority–Benedictine University	5.00%	10/1/2038	BBB-		300,000	257,430
Total						670,668

General Obligation 4.06%
Grapevine Wash Local District–Grapevine Wash Local District Residential Facilities Fee Revenue UT GO†	6.00%	3/1/2055	NR		200,000	196,383
Mineral Business Improvement District CO GO†	5.75%	12/1/2054	NR		150,000	151,989
Total						348,372

Health Care 35.38%
Arizona Industrial Development Authority–Navajo Health Foundation-Sage Memorial Hospital Inc Obligated Group†	7.625%	5/1/2054	NR		200,000	198,665

See Notes to Schedule of Investments.	1

Schedule of Investments (unaudited)(continued)

December 31, 2024

Investments	Interest Rate		Maturity Date	Credit Rating: S&P or Moody’s		Principal Amount	Fair Value
Health Care (continued)
Berks County Municipal Authority–Tower Health Obligated Group PA	Zero Coupon		6/30/2044	NR		$316,000	$222,694
California Statewide Communities Development Authority–Loma Linda University Medical Obligated Group	5.50%		12/1/2054	BB		530,000	530,091
City of Venice–Southwest Florida Retirement Center Inc Obligated Group FL†	5.625%		1/1/2060	BB+	(a)	250,000	253,722
Harris County Cultural Education Facilities Finance Corp.–Brazos Presbyterian Homes Obligated Group TX	5.125%		1/1/2048	BB+	(a)	100,000	100,005
King County Public Hospital District No. 4 WA	6.25%		12/1/2045	NR		100,000	100,103
Maryland Health & Higher Educational Facilities Authority(b)	5.00%		7/1/2054	A+		200,000	213,173
Maryland Health & Higher Educational Facilities Authority(b)	5.25%		7/1/2054	A+		200,000	213,173
Niagara Area Development Corp.–Catholic Health System Obligated Group NY	4.50%		7/1/2052	B-		250,000	217,156
North Carolina Medical Care Commission–Penick Village Obligated Group	5.50%		9/1/2054	NR		150,000	150,434
Oklahoma Development Finance Authority–OU Medicine Obligated Group	5.25%		8/15/2048	BB		240,000	242,458
Palomar Health Obligated Group CA	5.00%		11/1/2039	BB+		110,000	98,090
Public Finance Authority–QCF Behavioral Hospitals I Obligated Group WI†	7.50%		7/1/2059	NR		250,000	282,630
South Carolina Jobs-Economic Development Authority–Kiawah Life Plan Village Inc	7.75%		11/15/2058	NR		200,000	216,035
Total							3,038,429

Housing 6.05%
California Public Finance Authority–P3 Irvine SL Holdings LLC Obligated Group†	6.375%		6/1/2059	NR		300,000	286,546
New Jersey Economic Development Authority–Provident Group-Rowan Properties LLC	5.00%		1/1/2048	B1		250,000	232,873
Total							519,419

Other Revenue 3.95%
Commonwealth of Puerto Rico GO	Zero Coupon	#(c)	11/1/2051	NR		139,832	86,870
Public Finance Authority–Inperium Inc Obligated Group WI†	5.75%		12/1/2054	NR		250,000	252,242
Total							339,112

2	See Notes to Schedule of Investments.

Schedule of Investments (unaudited)(continued)

December 31, 2024

Investments	Interest Rate		Maturity Date	Credit Rating: S&P or Moody’s	Principal Amount	Fair Value
Special Tax 7.76%
New York City Transitional Finance Authority(b)	5.50%		5/1/2052	AAA	$400,000	$447,112
Rocky Mountain Rail Park Metropolitan District CO GO†	5.00%		12/1/2051	NR	250,000	219,335
Total						666,447

Tax Revenue 6.57%
Mida Mountain Village Public Infrastructure District–Military Installation Development Auth Military Recreation Fac Project Area UT†	6.00%		6/15/2054	NR	125,000	128,943
New York State Dormitory Authority–State of New York Personal Income Tax Revenue(b)	5.25%		3/15/2052	Aa1	400,000	435,680
Total						564,623

Tobacco 7.22%
Buckeye Tobacco Settlement Financing Authority OH	5.00%		6/1/2055	NR	400,000	355,021
California Statewide Financing Authority	Zero Coupon		6/1/2046	NR	500,000	127,083
TSASC, Inc. NY	5.00%		6/1/2048	NR	150,000	137,600
Total						619,704

Transportation 12.47%
Florida Development Finance Corp.–AAF Operations Holdings LLC AMT†	10.00%	#(c)	7/15/2059	NR	500,000	514,673
Florida Development Finance Corp.–AAF Operations Holdings LLC AMT†	12.00%	#(c)	7/15/2032	NR	250,000	266,636
Maryland Economic Development Corp.–CONSOL Marine Terminals LLC	5.75%		9/1/2025	BB	25,000	25,187
Public Finance Authority–Million Air Three Obligated Group WI†	9.75%		9/1/2054	NR	250,000	263,929
Total						1,070,425
Total Municipal Bonds (cost $8,724,138)						8,761,149
Total Investments in Securities 104.32% (cost $8,920,056)						8,957,649
Other Assets and Liabilities – Net (4.32)%						(370,562)
Net Assets 100.00%						$8,587,087

AMT	Income from the security may be subject to Alternative Minimum Tax.
NR	Not Rated.
†	Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and, unless registered under such Act or exempted from registration, may only be resold to qualified institutional buyers. At December 31, 2024, the total value of Rule 144A securities was $4,064,859, which represents 47.34% of net assets.

See Notes to Schedule of Investments.	3

Schedule of Investments (unaudited)(concluded)

December 31, 2024

#	Variable rate security. The interest rate represents the rate in effect at December 31, 2024.
(a)	This investment has been rated by Fitch IBCA.
(b)	Municipal Bonds Held in Trust – Securities represent underlying bonds transferred to a separate securitization trust established in a tender option bond transaction in which the Fund acquired the residual interest certificates. These securities serve as collateral in a financing transaction.
(c)	Variable Rate is Fixed to Float: Rate remains fixed or at Zero Coupon until designated future date.

The following is a summary of the inputs used as of December 31, 2024 in valuing the Fund’s investments carried at fair value(1):

Investment Type(2)	Level 1	Level 2	Level 3	Total
Long-Term Investments
Corporate Bonds	$–	$196,500	$–	$196,500
Municipal Bonds(3)	–	8,761,149	–	8,761,149
Total	$–	$8,957,649	$–	$8,957,649

(1)	Refer to Note 2(b) for a description of fair value measurements and the three-tier hierarchy of inputs.
(2)	See Schedule of Investments for fair values in each industry. The table above is presented by Investment Type. Industries are presented within an Investment Type should such Investment Type include securities classified as two or more levels within the three-tier fair value hierarchy. When applicable, each Level 3 security is identified on the Schedule of Investments along with the valuation technique utilized.
(3)	Includes Municipal Bonds held in the Trust.

A reconciliation of Level 3 investments is presented when the Fund has a material amount of Level 3 investments at the beginning or end of the period in relation to the Fund’s net assets.

4	See Notes to Schedule of Investments.

Notes to Schedule of Investments (unaudited)

1.	ORGANIZATION

Lord Abbett Municipal Opportunities Fund (the ’‘Fund’’) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a non-diversified, closed-end management investment company that continuously offers its common shares (the “Shares”) and is operated as an interval fund. The Fund was organized as a Delaware statutory trust on July 3, 2024. The Fund had a sale to Lord, Abbett & Co. LLC (“Lord Abbett”) of 10,000 shares of common stock for $100,000 ($10.00 per share). The Fund commenced operations on October 22, 2024.

2.	SIGNIFICANT ACCOUNTING POLICIES

(a)	Investment Valuation–Under procedures approved by the Fund’s Board of Trustees (the “Board”), the Board has designated the determination of fair value of the Fund’s portfolio investments to Lord Abbett as its valuation designee. Accordingly, Lord Abbett is responsible for, among other things, assessing and managing valuation risks, establishing, applying and testing fair value methodologies, and evaluating pricing services. Lord Abbett has formed a Pricing Committee that performs these responsibilities on behalf of Lord Abbett, administers the pricing and valuation of portfolio investments and ensures that prices utilized reasonably reflect fair value. Among other things, these procedures allow Lord Abbett, subject to Board oversight, to utilize independent pricing services, quotations from securities and financial instrument dealers and other market sources to determine fair value. Securities are valued based on evaluated prices supplied by independent pricing services, which reflect broker/dealer supplied valuations and the independent pricing services’ own electronic data processing techniques. Exchange traded options and futures contracts are valued at the last quoted sale price in the market where they are principally traded. If no sale has occurred, the mean between the most recently quoted bid and ask prices is used.

Securities for which prices are not readily available are valued at fair value as determined by the Pricing Committee. The Pricing Committee considers a number of factors, including observable and unobservable inputs, when arriving at fair value. The Pricing Committee may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information to determine the fair value of portfolio investments. The Board or a designated committee thereof periodically reviews reports that may include fair value determinations made by the Pricing Committee, related market activity, inputs and assumptions, and retrospective comparison of prices of subsequent purchases and sales transactions to fair value determinations made by the Pricing Committee.

Short-term securities with 60 days or less remaining to maturity are valued using the amortized cost method, which approximates fair value.

(b)	Fair Value Measurements–Fair value is defined as the price that the Fund would receive upon selling an investment or transferring a liability in an orderly transaction to an independent buyer in the principal or most advantageous market of the investment. A three-tier hierarchy is used to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk - for example, the risk inherent in a particular valuation technique used to measure fair value (such as a pricing model) and/or the risk inherent in the inputs to the valuation technique. Inputs may be

Notes to Schedule of Investments (unaudited)(continued)

observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability. Observable inputs are based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability. Unobservable inputs are based on the best information available in the circumstances. The three-tier hierarchy classification is determined based on the lowest level of inputs that is significant to the fair value measurement, and is summarized in the three broad Levels listed below:

●	Level 1 –	unadjusted quoted prices in active markets for identical investments;

●	Level 2 –	other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.); and

●	Level 3 –	significant unobservable inputs (including Fund’s own assumptions in determining the fair value of investments).

A summary of inputs used in valuing Fund’s investments as of December 31, 2024 and, if applicable, Level 3 rollforwards for the period then ended is included in Fund’s Schedule of Investments.

Changes in valuation techniques may result in transfers into or out of an assigned level within the three-tier hierarchy. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

3.	FEDERAL TAX INFORMATION

It is the policy of Fund to meet the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all taxable income and capital gains to its shareholders. Therefore, no income tax provision is required.

The Fund files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Fund’s filed U.S. federal tax returns remains open generally three years after the filing of the tax return. The statute of limitations on the Fund’s, state and local tax returns may remain open for an additional year depending upon the jurisdiction.

4.	SECURITIES LENDING AGREEMENT

The Fund has established a securities lending agreement with Citibank, N.A. for the lending of securities to qualified brokers in exchange for securities or cash collateral equal to at least the market value of securities loaned, plus interest, if applicable. Cash collateral is invested in an approved money market fund. In accordance with the Fund’s securities lending agreement, the market value of securities on loan is determined each day at the close of business and any additional collateral required to cover the value of securities on loan is delivered to the Fund on the next business day. As with other extensions of credit, the Fund may experience a delay in the recovery of its securities or incur a loss should the borrower of the securities breach its agreement with the Fund or the borrower becomes insolvent at a time when the collateral is insufficient to cover the cost of repurchasing securities on loan.

Notes to Schedule of Investments (unaudited)(concluded)

The initial collateral received by the Fund is required to have a value equal to at least 100% of the market value of the securities loaned. The collateral must be marked-to-market daily to cover increases in the market value of the securities loaned (or potentially a decline in the value of the collateral). In general, the risk of borrower default will be borne by Citibank, N.A.; the Fund will bear the risk of loss with respect to the investment of the cash collateral. The advantage of such loans is that the Fund continues to receive income on loaned securities while receiving a portion of any securities lending fees and earning returns on the cash amounts which may be reinvested for the purchase of investments in securities.

As of December 31, 2024, the Fund did not have any securities on loan.

QPHR-MOPPS-1Q
(02/25)